PLEDGE AGREEMENT

This PLEDGE AGREEMENT (this “Agreement”) is made as of May 31, 2012, by and among each of the undersigned (each individually, a “Pledgor” and collectively, the “Pledgors”) and Salus Capital Partners, LLC (the “Lender”).

WHEREAS, reference is made to that certain Credit and Security Agreement, dated as of the date hereof (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Frederick’s of Hollywood Group Inc., a New York corporation (“Group”), FOH Holdings, Inc., a Delaware corporation (“Parent”), Frederick’s of Hollywood Inc., a Delaware corporation (“Frederick’s”), Frederick’s of Hollywood Stores, Inc., a Nevada corporation (“Stores”), and Hollywood Mail Order, LLC, a Nevada limited liability company (“Mail Order” and together with Group, Parent, Frederick’s and Stores, each individually, a “Borrower”, and collectively, the “Borrowers”), and the Lender (capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Credit Agreement); and

WHEREAS, it is a condition precedent to the Lender making the initial Advances under the Credit Agreement that the Pledgors execute and deliver to the Lender, a pledge agreement in the form hereof; and

WHEREAS, each Pledgor wishes to pledge and grant a security interest in the Collateral (defined below) in favor of the Lender, as herein provided.

NOW, THEREFORE, in consideration of the premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.          Pledge. Each Pledgor hereby delivers, pledges and grants a continuing security interest to the Lender, in all of such Pledgor’s right, title and interest in and to the following (collectively, the “Collateral”): (a) all shares of the capital stock of any Subsidiary now owned and as set forth on Exhibit A attached hereto or hereafter acquired, together with all proceeds, replacements, substitutions, newly issued stock, stock received by reason of a stock split, bonus or any other form of issue, dividend or distribution with respect to or arising from the stock (the “Pledged Shares”); and (b) all membership interests in any Subsidiary now owned and as set forth on Exhibit A attached hereto or hereafter acquired by such Pledgor, together with all proceeds, replacements, substitutions, newly issued interests, or interests received by any other reason (the “Pledged Membership Interests”). Each Pledgor shall forthwith deliver to Lender the Collateral, together with membership interest or stock transfer powers in form and substance satisfactory to the Lender, duly executed in blank regarding the Collateral. In the event that the Collateral is now or is hereafter evidenced by any stock certificates or other certificates, each Pledgor shall promptly deliver such certificates to the Lender.

2.          Obligations Secured. The pledge and security interest effectuated hereby shall secure further the prompt payment of the Obligations under the Credit Agreement and the other Loan Documents.

3.          Representations and Warranties Regarding the Collateral. Each Pledgor represents and warrants that: (a) each Pledged Membership Interest is a security and shall be governed by Article 8 of the applicable Uniform Commercial Code; (b) each certificate of membership representing any of the Pledged Membership Interests shall bear a legend to the effect that such membership interest is a security and is governed by Article 8 of the applicable UCC; (c) no consent of any member, manager or other person shall be a condition to the admission as a member of such Subsidiary of any transferee (including the Lender) that acquires ownership of any of the Pledged Membership Interests as a result of the exercise by the Lender of any remedy hereunder or under applicable law; (d) all of the Pledged Shares are fully paid, non-assessable and validly issued; (e) the Collateral was not issued in violation of any Person’s preemptive rights; (f) the Collateral is owned by such Pledgor free and clear of any and all security interests, pledges, options to purchase or sell, redemptions or liens except those in favor of Lender; (g) each Pledgor has full power to convey the Collateral; (h) no financing statements covering the Collateral are recorded with any state official or recording office; and (i) the information set forth on Exhibit A attached hereto relating to the Pledged Membership Interests and Pledged Shares is true, correct and complete in all respects.

4.          Events Of Default. An “Event of Default” under this Agreement shall occur upon any Event of Default under and as defined in the Credit Agreement.

5.          Voting Rights. During the term of this Agreement, so long as no Event of Default exists and is continuing, each Pledgor shall have the right to vote the Collateral on all corporate, limited liability or partnership questions, as the case may be, for all purposes not inconsistent with the terms of this Agreement. While an Event of Default has occurred and is continuing, Lender, shall have, at its discretion, the option to exercise all voting powers and other rights pertaining to the Collateral. Lender, may, while an Event of Default exists and is continuing, at its option, transfer or register the Collateral or any part thereof into its own or its nominee’s name.

6.          Distributions and Readjustments. If during the term of this Agreement, any distribution, reclassification, readjustment or other change is declared or made in the capital structure of any issuer or any option included within the Collateral is exercised, or both, all new, substituted and additional membership interests and shares of capital stock issued to any Pledgor by reason of any such change or exercise shall be delivered to and held by the Lender under the terms of this Agreement in the same manner as the Collateral originally pledged hereunder. If during the term of this Agreement, any distribution is made on account of the Collateral, such Pledgor shall immediately deliver all such distributions to the Lender, in the same form received and in the same manner as the Collateral pledged hereunder.

7.          Warrants and Rights. If during the term of this Agreement, warrants or any other rights or options shall be issued in connection with the Collateral, such warrants, rights and options shall be immediately assigned by such Pledgor to the Lender, to be held under the terms of this Agreement in the same manner as the Collateral originally pledged hereunder.

8.          Remedies Upon Default. In addition to the other remedies provided for herein, or otherwise available under applicable law, upon and after the occurrence and continuance of an Event of Default,

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(a)           The Lender, may:

(i)          Exercise with respect to the Collateral any one or more of the rights and remedies available under the UCC and other applicable law;

(ii)         Sell or otherwise assign, give an option or options to purchase or dispose of and deliver the Collateral (or contract to do so), or any part thereof, in one or more parcels at public or private sale or sales, at any exchange, broker’s board or at any of the Lender’s offices or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash, on credit or for future delivery without assumption of any credit risk, free of any claim or right of whatsoever kind (including any right or equity of redemption) of any Pledgor, which claim, right and equity are hereby expressly waived and released. The Lender, shall have the right to the extent permitted by applicable law, upon any such sale or sales, public or private, to purchase the whole or any part of the Collateral so sold; provided, however, that such Pledgor shall not receive any net proceeds, if any, of any such credit sale or future delivery until cash proceeds are actually received by the Lender (which cash proceeds shall be applied by the Lender to the Obligations) and after all Obligations have been paid in full. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by Lender, until the selling price is paid by the purchaser thereof, but the Lender shall not incur any liability in case of the failure of such purchaser to pay for the Collateral so sold and, in case of such failure, the Collateral may again be sold as herein provided.

(b)           Any notice required to be given by the Lender of a sale of the Collateral, or any part thereof, or of any other intended action by the Lender, which occurs not less than ten (10) days prior to such proposed action, shall constitute commercially reasonable and fair notice to the Pledgors thereof. No notification need be given to the Pledgors if it has signed, after the occurrence and continuance of an Event of Default, a statement renouncing or modifying any right to notification of sale or other intended disposition.

(c)           The Lender shall not be obligated to make any sale or other disposition of the Collateral, or any part thereof unless the terms thereof shall, in its sole discretion, be satisfactory to it. The Lender may, if it deems it reasonable, postpone or adjourn the sale of any of the Collateral, or any part thereof, from time to time by an announcement at the time and place of such sale or by announcement at the time and place of such postponed or adjourned sale, without being required to give a new notice of sale. Each Pledgor agrees that the Lender has no obligation to preserve rights against prior parties to the Collateral.

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(d)          Each Pledgor acknowledges and agrees that the Lender, may comply with limitations or restrictions in connection with any sale of the Collateral in order to avoid any violation of applicable law or in order to obtain any required approval of the sale or of the purchase thereof by any governmental regulatory authority or official and, without limiting the generality of the foregoing, each Pledgor acknowledges and agrees that the Lender may be unable to effect a public sale of any or all the Collateral by reason of certain prohibitions contained in the federal securities laws and applicable state securities laws, but may be compelled to resort to one or more private sales thereof to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale. Notwithstanding any such circumstances, each Pledgor acknowledges and agrees that such compliance shall not result in any such private sale for such reason alone being deemed to have been made in a commercially unreasonable manner. The Lender shall not be liable or accountable to any Pledgor or Borrowers for any discount allowed by reason of the fact that the Collateral is sold in compliance with any such limitation or restriction. The Lender shall not be under any obligation to delay a sale of any of the Collateral for the period of time necessary to permit the issuer of such securities to register such securities for public sale under the federal securities laws, or under applicable state securities laws, even if the issuer desires, requests or would agree to do so.

(e)          Any cash held by the Lender as Collateral and all cash proceeds received by the Lender, in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Lender, be held by the Lender as Collateral for the Obligations and then or at any time thereafter applied, without any marshalling of rights, remedies or assets, and after payment of any amounts payable to the Lender, hereunder, and after deducting all costs and expenses provided for pursuant to the terms of the Credit Agreement, to the payment or reduction of the Obligations. Any surplus of such cash or cash proceeds held by the Lender, and remaining after payment in full of all the Obligations shall be paid over to the Pledgors or to whomsoever may be lawfully entitled to receive such surplus.

9.          Term. This Agreement shall remain in full force and effect until the Obligations have been satisfied in full and the Lender has no further obligations to make Advances under the Credit Agreement. At the expiration of the term of this Agreement, the Lender shall return to the Pledgors all stock certificates and stock transfer powers relating to this Agreement.

10.         Successors And Assigns. This Agreement shall be binding upon and inure to the benefit of each Pledgor, the Lender, and their respective successors and assigns. The Lender, may sell, assign, transfer and/or grant participations in any or all of its rights hereunder to any other person, firm, association or corporation.

11.         Construction. This Agreement shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of New York. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but, if any provision of this Agreement shall be held to be prohibited or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

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12.         Further Assurances. Each Pledgor covenants and agrees that: (a) it will execute and deliver, or cause to be executed and delivered, all such other powers of attorney, proxies, instruments and documents as the Lender, may reasonably request from time to time in order to carry out the provisions and purposes hereof; (b) it will take all such other action as the Lender may reasonably request from time to time in order to carry out the provisions and purposes hereof; (c) the Collateral will remain free and clear of all security interests and liens throughout the term hereof (except those in favor of the Lender); and (d) it will forward to the Lender, promptly upon receipt, copies of any information or documents received by each Pledgor in connection with the Collateral. For purposes of defining security interest perfection, each Pledgor further agrees that any Collateral that is in transit to the Lender shall be deemed to be in the Lender’s possession.

13.         No Modification. This Agreement may not be modified except by a writing signed by all parties.

14.         Notices. All notices required under this Agreement shall be personally delivered or sent by first class mail, postage prepaid, or by overnight courier, (i) to any Pledgor, c/o Frederick’s of Hollywood Group, Inc., 6255 Sunset Boulevard, 6th Floor, Hollywood, CA 90028, Attention: Thomas Rende, Facsimile: 323-464-4219, (ii) for Lender to Salus Capital Partners, LLC, 197 First Avenue, Suite 250, Needham, MA 02494, Attention: Daniel F. O’Rourke, Facsimile: 781-459-0058 or to such other addresses as such Pledgor and the Lender may specify from time to time in writing. Notices sent by (a) first class mail shall be deemed delivered on the earlier of actual receipt or on the fourth (4th) business day after deposit in the U.S. mail, postage prepaid, (b) overnight courier shall be deemed delivered on the next business day, and (c) telecopy shall be deemed delivered when transmitted.

15.         Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument and agreement.

16.         Section Headings. The section headings herein are for convenience of reference only, and shall not affect in any way the interpretation of any of the provisions hereof.

17.         No Limitation on Credit Agreement or Other Loan Documents. Each Pledgor hereby acknowledges and agrees that the obligations of such Pledgor hereunder, and the rights and remedies of the Lender, hereunder, are in addition to and not in limitation of the terms and conditions of the Credit Agreement and the other Loan Documents. Without limiting the generality of the foregoing, nothing contained herein shall be construed to limit the scope of the Lender’s security interest in the assets of the Pledgors as set forth in the Credit Agreement and the other Loan Documents or any representation, warranty, covenant, agreement or guaranty of the Pledgors set forth therein.

[SIGNATURES APPEAR ON THE FOLLOWING PAGE]

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IN WITNESS WHEREOF, intending to be legally bound, each Pledgor and the Lender have caused this Agreement to be executed as of the date first above written.

PLEDGORS:

FREDERICK’S OF HOLLYWOOD GROUP
INC.

By:	s/ Thomas Rende
Thomas Rende
Chief Financial Officer

FOH HOLDINGS, INC.

By:	s/ Thomas Rende
Thomas Rende
Chief Financial Officer

FREDERICK’S OF HOLLYWOOD, INC.

By:	s/ Thomas Rende
Thomas Rende
Chief Financial Officer

LENDER:

SALUS CAPITAL PARTNERS, LLC

By:	s/ Kyle C. Shonak
Kyle C. Shonak
Senior Vice President

[Signature Page to Pledge Agreement]

Each of the undersigned Subsidiaries hereby join in the above Agreement for the sole purpose of consenting to and being bound by the applicable provisions hereof, each of the undersigned Subsidiaries hereby agreeing to cooperate fully and in good faith with the Lender and the Pledgors in carrying out such provisions.

FOH HOLDINGS, INC.

By:	s/ Thomas Rende
Thomas Rende
Chief Financial Officer

FREDERICK’S OF HOLLYWOOD, INC.

By:	s/ Thomas Rende
Thomas Rende
Chief Financial Officer

FREDERICK’S OF HOLLYWOOD STORES, INC.

By:	s/ Thomas Rende
Thomas Rende
Chief Financial Officer

HOLLYWOOD MAIL ORDER, LLC

By:	s/ Thomas Rende
Thomas Rende
Chief Financial Officer

[Signature Page to Pledge Agreement]

EXHIBIT A

Pledged Membership Interests and Pledged Shares

Pledgor	Issuer	Class of Interest	Certificate(s) #(s) of Shares	Number of Shares	Percentage of Outstanding Shares
Frederick’s of Hollywood Group Inc.	FOH Holdings, Inc.	Common	C1	100	100%
FOH Holdings, Inc.	Frederick’s of Hollywood, Inc.	Common	C1	1,000	100%
Frederick’s of Hollywood, Inc.	Frederick’s of Hollywood Stores, Inc.	Common	C1	100	100%
Frederick’s of Hollywood, Inc.	Hollywood Mail Order, LLC	Membership			100% Interest